SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

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                  STATE STREET RESEARCH PORTFOLIOS, INC.
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

         5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ----------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

         3) Filing Party:

         ----------------------------------------------------------------------

         4) Date Filed:

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
                                   a series of
                     State Street Research Portfolios, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

Dear Shareholder:

        You are cordially invited to attend a Special Meeting of Shareholders of State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc. (the "Fund"), to be held at the offices of the State Street Research Portfolios, Inc. (the "Company"), at One Financial Center, Boston, Massachusetts 02111 on [_____________], 1998 at [_____] local time.

        At this important meeting, you will be asked to consider and act upon the following proposals:

1. To approve an Agreement and Plan of Reorganization and Liquidation between the Fund and State Street Research International Equity Fund, a newly-created series of State Street Research Financial Trust (the "Acquiring Fund").

2. To change the classification of the policy regarding investments in options from fundamental to nonfundamental.

3. To amend the Fund's fundamental policy regarding investing in commodities and commodity contracts.

4.      To amend the Fund's fundamental policy relating to securities lending.

5.      To amend the Fund's fundamental policy regarding industry concentration.

6. (For Class S shareholders only). To include Class S shares under the Fund's Plan of Distribution Pursuant to Rule 12b-1.

        I thank you for your participation as a shareholder and urge you to exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

        IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN _____________, 1998.

        Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.


                                          Sincerely,



                                          Ralph F. Verni
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
                                   a series of
                     State Street Research Portfolios, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                ------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held On ____________, 1997

                ------------------------------------------------

        A Special Meeting of Shareholders of State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc. (the "Fund"), will be held at the offices of State Street Research Portfolios, Inc., a Maryland corporation (the "Company"), One Financial Center, Boston, Massachusetts 02111 on ___________, 1998 at ________ local time (the "Meeting") for the following purposes:

1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Fund (subject to certain of its liabilities) to State Street Research International Equity Fund, a series of State Street Research Financial Trust (the "Acquiring Fund") in exchange for Class A, Class B, Class C and Class S shares of the Acquiring Fund, the distribution of such shares to shareholders of the Fund and the subsequent liquidation of the Fund;

2. To change the classification of the policy regarding investments in options from fundamental to nonfundamental.

3. To amend the Fund's fundamental policy regarding investing in commodities and commodity contracts.

4.      To amend the Fund's fundamental policy relating to securities lending.

5.      To amend the Fund's fundamental policy regarding industry concentration.

6. (For Class S shareholders only). To include Class S shares under the Fund's Plan of Distribution Pursuant to Rule 12b-1.

7. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

        The close of business on _____________, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                                  By Order of the Directors,


                                                  Francis J. McNamara, III
                                                  Secretary
___________, 1998
Date of Notice

                              QUESTIONS AND ANSWERS


Q: Why is this material being sent to shareholders and what are they supposed to do with it?

A: This material is being sent to shareholders of the International Equity Fund to ask them to vote on important recommendations by the Directors of the Fund that will affect their interest in the Fund. You should read the material, mark your vote on the enclosed Proxy Form and send it back. Call 1-800-562-0032 for help with your questions.

Q:      What is the recommendation in Proposal 1?

A: Proposal 1 is asking shareholders of the International Equity Fund to simply change its present form of organization from the sole portfolio series of State Street Research Portfolios, Inc. to that of a newly-organized portfolio series of State Street Research Financial Trust. The reorganization will not change the investment objective or policies of the Fund. This transaction is being proposed because it is expected that the operation of the Fund as one of several portfolio series of State Street Research Financial Trust will result in greater administrative efficiency. After the change, the name of your fund will be the same as before.

Q: Under Proposal 2, what is a fundamental policy and why is the Fund changing the policy on options to nonfundamental?

A: Fundamental policies are ones which can only be changed by shareholder vote. The proposal is to change the policy to nonfundamental so that the Fund can react quickly to investment ideas or regulatory changes in the future and avoid coming back to the shareholders in the event of a conflict with an old fundamental policy. The Fund expects to adopt a nonfundamental policy which provides greater flexibility to invest in options as market developments occur.

Q:      Under Proposal 3, what is the change on commodities?

A: Commodities are a special category of investments, which includes so-called futures contracts, which sophisticated investors like the Fund use to protect against, or make money on, expected market changes. A revised fundamental policy would be adopted to provide the Fund with greater flexibility to invest in commodities.

Q:      Under Proposal 4, what is the change on lending?

A: Under the fund's current lending policy, the Fund is permitted to lend its portfolio securities only up to 20% of its total assets. The proposed change would remove this percentage limitation. As a result, the Fund would be permitted to lend its portfolio securities up to 33-1/3% of total assets (total assets to include the value of the collateral received from the lending of such securities).

Q:      Under Proposal 5, what is the change on industry concentration?

A: Under current policy, the Fund may not make an investment which would cause it to have more than 25% of its assets invested in companies in any one industry. The proposed change would recognize that the way an industry is defined can vary over time and acknowledges that the Fund may want to redefine industries as businesses evolve.

Q: What is Proposal 6, for Class S shareholders only, relating to the Fund's Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan")?

A: Class S shareholders of the Fund are being asked to include Class S shares of the Fund under the Distribution Plan. Class S shareholders would not incur any new distribution fees, but the Distribution Plan will provide that the Fund's distributor may expend its own resources in the distribution of Class S shares.

--------------------------------------------------------------------------------
Important additional information about the proposals is set forth in the accompanying Proxy Statement. Please read it carefully.
--------------------------------------------------------------------------------

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                                   a series of
                     State Street Research Portfolios, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

        The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders (the "Notice") and the checkmark (T) indicates which classes of the Fund's shareholders are being solicited to approve which proposal.


               Proposal                            Fund Classes
              ----------                          --------------
                                                 A, B & C              S
                                                ----------            ---

1.  Agreement and Plan of Reorganization       [Check Mark]     [Check Mark]
    and Liquidation

2.  Options                                    [Check Mark]     [Check Mark]

3.  Commodities                                [Check Mark]     [Check Mark]

4.  Securities Lending                         [Check Mark]     [Check Mark]

5.  Industry Concentration                     [Check Mark]     [Check Mark]

6.  Rule 12b-1 Plan (Class S Only)                              [Check Mark]


        This Proxy Statement is furnished to the shareholders of State Street Research International Equity Fund, the sole portfolio series of State Street Research Portfolios, Inc., (the "Fund"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of State Street Research Portfolios, Inc. (the "Company") to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of the Company, One Financial Center, Boston, Massachusetts 02111 at [_____] local time on [________], 1998 and at any adjournment thereof (the "Meeting").

        Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated proxy to the Company at the address of the Company set forth on the cover page of this Proxy Statement prior to the date of the Meeting. Shareholders of record of the Fund at the close of business on [____________,] 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting of the Fund or to vote at any adjournments thereof. This Proxy Statement, proxy and accompanying Notice of Special Meeting of Shareholders (the "Notice") were first sent or given to shareholders of the Fund on or about [____________,] 1998.

        As of the Record Date, there were approximately [_______], [______], [_______] and [_____] issued and outstanding Class A, Class B, Class C and Class S shares, respectively, of the Fund. Each share of the Fund is entitled to one vote, with a proportionate vote for each fractional share.

        If the enclosed Proxy form is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the Proxy form. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Company does not currently know of any matter to be considered at the Meeting other than the proposals set forth in the Notice.

        The affirmative vote of the holders of a majority of the shares entitled to vote of the Fund outstanding at the close of business on the Record Date, all classes voting together, is required to approve Proposal 1. Approval of each of proposals 2 through 5 requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of a majority of the outstanding voting securities (a "1940 Act Majority Vote") means the vote of the lesser of (i) 67% or more of the voting shares present at the Meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (ii) more than 50% of outstanding voting shares. Approval of Proposal 6 requires a 1940 Act Majority Vote of the Class C shares of the Fund.

        The holders of a majority of the shares entitled to vote of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy constitute a quorum for the Meeting. In the event a quorum is not present at the Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose an adjournment to a date not more than 120 days after the Record Date without further notice to shareholders of the Meeting to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. A shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy.

        For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power) may on the discretion of the Company be treated as shares that are present at the Meeting and entitled to vote on the proposal, but which have not been voted. For this reason, abstentions and broker non-votes could assist the Fund in obtaining a quorum. When counted as present, abstentions and broker non-votes have the practical effect of a Ano@ vote for purposes of obtaining the requisite vote for approval of proposals 1 through 6. When abstentions and broker non-votes are not counted as present, the percentage voting in favor of a proposal will be arithmetically higher than if such abstentions and broker non-votes were counted.

        The Fund will bear the costs of preparing, printing and mailing the enclosed proxy, accompanying Notice and Proxy Statement and all other costs in connection with solicitation of proxies, including any additional solicitation by letter, telephone or telegraph.

        In addition to solicitation of proxies by mail, officers of the Company and officers and regular employees of State Street Research & Management Company ("SSRM"), affiliates of SSRM, or other representatives of the Company may also solicit proxies by telephone or telegram or in person. The Company also intends to use Proxy Advantage, a service provided by a wholly-owned subsidiary of First Data Investment Services Group, Inc. ("FDISG"), a proxy solicitation firm, to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. The costs of retaining FDISG to perform such services are estimated to be $________, which will be borne by the Fund, in addition to out-of-pocket expenditures for postage, printing and related items. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

        Shareholders of the Fund may be asked by FDISG representatives to cast their votes by authorizing the execution of a proxy by telephone. Shareholders will either be contacted by a FDISG representative using information derived from a shareholder list provided by the Fund or shareholders may be sent a written communication or left a telephone message asking the shareholder to telephone FDISG at a designated toll-free number. In all such cases, the representative of FDISG will ask for the shareholder's full name and address, the last four digits of the shareholder's social security number or employer identification number, the person's title (in the case of a corporate shareholder) and confirmation that the person is authorized to direct the voting of the shares. The shareholder will be asked to confirm that the Proxy Statement and proxy form have been received. If answered in the affirmative, the FDISG representative will advise the shareholder that the shareholder may authorize the execution of a proxy over the telephone and ask the shareholder if the shareholder desires to authorize the execution of a proxy at that time. Telephone conversations will be recorded. If the shareholder chooses to proceed, the FDISG representative will then ask the shareholder if the shareholder wishes to support all of the recommendations of the Directors as stated in the Proxy Statement. If the shareholder does not choose to support the recommendations of the Directors, the FDISG representative will ask the shareholder if the shareholder would like to consider each proposal individually. If answered in the affirmative, the FDISG representative will read the proposals to the shareholder and ask for such shareholder's voting instruction on each proposal.

        Although the FDISG representative will assist with any questions, the answers to which are contained in the Proxy Statement, the FDISG representative will not make recommendations on how to vote on any proposal. Finally, the FDISG representative will explain that FDISG will execute a written proxy as the shareholder's agent in accordance with the shareholder's instructions and will forward the proxy to the Fund. Within 72 hours after each telephone call, FDISG will send to each shareholder who used the telephone proxy voting method a written confirmation of the shareholder's instructions. The shareholder will be asked to contact FDISG immediately if the shareholder's instructions have not been properly recorded.

        If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the Proxy form included with this Proxy Statement or attend the Meeting in person. Any shareholder who has given a proxy, by telephone or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone vote, or a written notice of revocation or a later-dated proxy to the Company at the above address or by attending the Meeting and voting his or her shares in person.

        Upon request by a shareholder of the Fund to State Street Research Shareholder Services, One Financial Center, Boston, Massachusetts 02111 at 1-800-562-0032, the annual report and most recent semiannual report succeeding the annual report, if any, for the Fund will be furnished without charge to the requesting shareholder.

        The Fund's distributor is State Street Research Investment Services, Inc., ("SSRIS") One Financial Center, Boston, Massachusetts 02111.

        As of _________, 1998, the Directors of the Company owned less than 1% of outstanding shares of the Fund (and less than 1% of the outstanding Class S shares of the Fund).

                                  PROPOSAL ONE
              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


Proposed Reorganization

        At meetings held on __________, 1998 the Board of Directors of the Company and the Board of Trustees of State Street Research Financial Trust (the "Trust"), respectively, approved an Agreement and Plan of Reorganization and Liquidation (the "Plan of Reorganization") substantially in the form set forth as Exhibit A to this Proxy Statement. The Plan of Reorganization provides for the transfer of all of the assets of the Fund to State Street Research International Equity Fund, a newly-organized series of the Trust (the "Acquiring Fund"), and the assumption by the Acquiring Fund of all liabilities of the Fund reflected on an unaudited statement of assets and liabilities in exchange for Class A, Class B, Class C and Class S shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"). The number and aggregate net asset value of the Acquiring Fund Shares of each class to be issued will equal the number and aggregate net asset value of each corresponding class of the Fund outstanding as of the close of business on the business day immediately prior to the closing of the Reorganization (the "Valuation Date"). The obligations of the Company and the Trust to effectuate the Reorganization are subject to the satisfaction of certain conditions, including approval by the shareholders of the Fund of the Plan of Reorganization. The closing ("Closing") of the Reorganization will take place following the satisfaction or waiver of the conditions to the Reorganization. At or as soon as practicable after the Closing, the Fund will liquidate and distribute to its shareholders of record as of the close of business on the Valuation Date the full and fractional Acquiring Fund Shares received by the Fund, each shareholder to receive a number of Acquiring Fund Shares of each class equal to the number of shares of common stock of the Fund of the corresponding class held by such shareholder on the Valuation Date. The proposed transaction described above is referred to in this Proxy Statement as the "Reorganization". The Fund and the Acquiring Fund may hereinafter be referred to collectively as the "Funds" and individually as a "Fund." The Board of Directors of the Company may hereinafter be referred to as the "Board of Directors," and the Board of Trustees of the Trust may hereinafter be referred to as the "Board of Trustees."

        The Acquiring Fund will commence operations upon the Reorganization and will have an investment objective, policies and restrictions that are identical to those of the Fund (which will reflect any modifications of the Fund's policies that are approved by shareholders pursuant to Proposals 2 through 5 in this Proxy Statement).

        In the Reorganization, the Acquiring Fund will assume certain liabilities, including all expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared as of the close of business on the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period. Such statement of assets and liabilities will reflect those liabilities known to the Fund as of the date thereof.

        The Plan of Reorganization authorizes the Company, as the sole shareholder of the Acquiring Fund prior to the distribution of the Acquiring Fund Shares to Fund shareholders to take the following actions: (i) approve an Investment Management Agreement (the "New Management Agreement") between the Trust, on behalf of the Acquiring Fund, and SSRM, (ii) approve a Sub-Investment Management Agreement (the "New Sub-Investment Management Agreement") by and among the Trust, on behalf of the Acquiring Fund, SSRM and GFM International Investors, Inc. ("GFM"), with respect to the Acquiring Fund, (iii) approve a Plan of Distribution Pursuant to Rule 12b-1 (the "Acquiring Fund Distribution Plan") with respect to the Class A, Class B and Class S shares of the Acquiring Fund (and the Class S shares, if Proposal 6 is approved by Class S shareholders of the Fund), and (iv) ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund.

        The liquidation of the Fund and distribution of the Acquiring Fund Shares to shareholders of the Fund will be accomplished by the establishment of shareholder accounts on the share records of the Acquiring Fund in the name of each such shareholder of the Fund, representing the respective number of full and fractional Acquiring Fund Shares due such shareholder. All of the Acquiring Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the Acquiring Fund at the price in effect as described in the Acquiring Fund's prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Fund's transfer agent. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Fund will be deemed for all purposes to evidence ownership of the number of Acquiring Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class S of the Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to State Street Bank and Trust Company (State Street Bank") as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Acquiring Fund Shares issuable with respect thereto. All Class B and Class C shares of the Acquiring Fund are held of record in book entry form and no certificates for such shares will be issued. Following the Closing, the Company will be deregistered as an investment company under the 1940 Act and will be dissolved under Maryland law.

        Notwithstanding approval by shareholders of the Fund, the Plan of Reorganization may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective Directors or Trustees, officers or shareholders, by either party on written notice to the other party if circumstances should develop that, in the opinion of the Company or the Trust, make proceeding with the Reorganization inadvisable. The Plan of Reorganization may be amended, waived or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Company and the Trust; provided, however, that following the Meeting, no such amendment, waiver or supplement may have the effect of changing the provision for determining the number of Acquiring Fund Shares to be issued to the Fund shareholders to the detriment of such shareholders without their further approval. The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Reorganization, whether or not the Reorganization is consummated, will be paid by the Fund.

        Full and fractional shares of the Acquiring Fund will be issued to the Fund shareholders in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and nonassessable by the Trust when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

        By approving the Reorganization, shareholders will be agreeing to waive any investment restrictions which could be deemed to prohibit the Reorganization to the extent necessary to effect the Reorganization.

Reasons for the Reorganization

        The Board of Directors has proposed the Reorganization to simplify the administration of the Fund. Specifically, following the Reorganization the Fund will be one among the multiple series of the Trust as opposed to the sole series of the Company. The Company will also deregister as an investment company with the Securities and Exchange Commission (the "Commission"). The Reorganization will consequently eliminate the need for a separate registration statement filing by the Company with the Commission as well as certain state filings. In addition, the Fund will become a series of a Massachusetts business trust, the form of organization used by all other registered investment companies currently managed by SSRM and distributed by SSRIS. The use of a common form of organization will facilitate administration of the Fund by eliminating the need to monitor and comply with a separate set of legal requirements applicable to a Maryland corporation.

Federal Income Tax Consequences

        Tax counsel to the Fund, Goodwin, Procter & Hoar LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (a) the transfer of all or substantially all of the Fund's assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain assumed liabilities of the Fund, and the distribution of such shares to shareholders of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code; the Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b); (b) no gain or loss will be recognized by the Fund or the Acquiring Fund on the transfer of the Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain assumed liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Fund's shareholders in exchange for their shares of the Fund; (c) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund; (d) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain assumed liabilities of the Fund; (e) no gain or loss will be recognized by shareholders of the Fund upon the receipt of the Acquiring Fund Shares by such shareholders, provided such shareholders receive solely Acquiring Fund Shares (including fractional shares) in exchange for their Fund shares; (f) the aggregate tax basis of the Acquiring Fund Shares, including any fractional shares, received by each shareholder of the Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund's shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares, including fractional shares, to be received by each shareholder of the Fund will include the period during which the Fund's shares exchanged therefor were held by such shareholder (provided that the Fund's shares were held as a capital asset on the date of the Reorganization).

        The receipt of such an opinion is a condition to the consummation of the Reorganization. If the transfer of the Assets of the Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain liabilities of the Fund do not constitute a tax-free reorganization, each Fund shareholder will recognize gain or loss equal to the difference between the value of Acquiring Fund Shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

        Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Management and Other Service Providers

        Responsibility for the management and supervision of the Company and the Fund rests with the Company's Board of Directors. The same individuals that currently serve as Directors of the Company also serve as Trustees of the Trust. In addition, Thomas L. Phillips and Jeptha H. Wade also serve as Trustees of the Trust and are expected to retire in April, 1998. Mr. Phillips is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a director. Mr. Wade is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987. Each of the current officers of the Company will also serve as officers of the Trust.

        SSRM, the Fund's investment manager, is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"). The Company and SSRM are parties to an Investment Management Agreement (the "Current Management Agreement") pursuant to which SSRM provides investment research and management and other services for the Fund. In consideration for such services, SSRM receives a monthly investment advisory fee from the Fund based on the average daily value of the net assets of the Fund. In turn, SSRM has entered into a Sub-Investment Management Agreement (the "Current Sub-Investment Management Agreement") with the Company and GFM International Investors Limited whereby GFM has assumed the overall responsibility for managing the investments of the Fund, subject to the supervision of the Company's Board of Directors and SSRM. GFM is also an indirect subsidiary of Metropolitan. GFM receives a monthly fee from SSRM based upon the average daily value of the net assets of the Fund. The Current Management Agreement between SSRM and the Company was transferred in March, 1997 to SSRM from SSRIS which is also an indirect, wholly-owned subsidiary of Metropolitan.

        Responsibility for the management and supervision of the Trust, including the Acquiring Fund, rests with the Trust's Board of Trustees. SSRM will also act as investment manager of the Acquiring Fund and GFM will also act as sub-investment adviser of the Acquiring Fund. The Trust will enter into the New Management Agreement with SSRM that is substantially identical to the Current Management Agreement. SSRM will enter into the New Sub-Investment Management Agreement with the Trust and GFM that is substantially identical to the Current Sub-Investment Management Agreement.

        State Street Bank will act as custodian and transfer agent for the Acquiring Fund pursuant to agreements with the Trust that are substantially similar to the current agreements with the Company. State Street Bank is not an affiliate of the Acquiring Fund, the Fund, Metropolitan, SSRIS, GFM or SSRM.

        Deloitte & Touche LLP serves as the independent accountants for the Fund. Price Waterhouse LLP, the independent accounts for each of the other series of the Trust, will serve as independent accountants for the Acquiring Fund.

Multiple Class Structure; Distribution Arrangements

        The Fund has outstanding and offers four classes of shares, which may be purchased through securities dealers, other financial intermediaries, and special programs at the next determined net asset value per share plus, in the case of all classes except the Class S shares, a sales charge which, at the election of the investor, may be imposed (a) at the time of purchase (the Class A shares) or (b) on a deferred basis (the Class B and Class C shares). In the proposed Reorganization, shareholders of the Fund will receive the corresponding class of shares of the Acquiring Fund which they currently hold in the Fund. Prior to November, 1997, the current Class S shares were designated as Class C, and the current Class C shares were designated as Class D. The Class A, Class B, Class C and Class S shares of the Acquiring Fund will have identical arrangements with respect to the imposition of initial and contingent deferred sales charges and distribution and service fees as the comparable class of shares of the Fund. The Reorganization will be effected at net asset value without the imposition of a sales charge, and thus, Acquiring Fund Shares acquired by shareholders of the Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Acquiring Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Fund. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares of the Acquiring Fund, the holding period of the redeemed shares will be "tacked" to the holding period of the Fund.

        SSRIS serves as distributor of shares of the Fund. The Fund adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Distribution Plan") in 1993 that is currently applicable to Class A, B and C shares of the Fund. (If Proposal 6 is adopted, the Distribution Plan would also be applicable to Class S shares.) Under the Distribution Plan, and a distribution agreement between the Company and SSRIS, the Fund makes payments to SSRIS based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

    Class of Shares
    of Each Fund            Service Fee         Distribution Fee
    ---------------         -----------         ----------------
           A                   0.25%                  None
           B                   0.25%                  0.75%
           C                   0.25%                  0.75%
           S                   None                   None

        The Acquiring Fund's Distribution Plan and related distribution agreement will be substantially identical to the Fund's Distribution Plan and distribution agreement, respectively.

Dividends and Distributions

        The Acquiring Fund will have the same dividend and distribution policy as the Fund. The Fund's policy is to declare dividends annually from net investment income, if any. Distributions by the Fund of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. After the closing of the Reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Acquiring Fund and those shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the Acquiring Fund. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the applicable class of shares of the Acquiring Fund in effect on the record date.

Shareholder Services

        The Acquiring Fund will offer the same shareholder services, including the Open Account System, reinvestment privileges, a systematic withdrawal plan, a dividend allocation plan, telephone transactions and access to the Investamatic Check Program, an automatic investment program.

        The Acquiring Fund will have the same exchange privileges as the Fund. Shareholders of the Fund may exchange their shares for shares of a corresponding class of shares, when available, of certain funds as determined by SSRIS, at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other such fund may similarly exchange their shares for shares of an available corresponding class of the Acquiring Fund.

        The Acquiring Fund will offer the same redemption features as the Fund, including the acceptance of redemption requests by mail, telephone and wire, provided that applicable conditions are met. Any request to redeem shares of the Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Acquiring Fund.

Minimum Account Size

        The Acquiring Fund will be subject to the same procedures with respect to minimum account size as the Fund. The Fund reserves the right to redeem an account if the aggregate value of the shares in such account is less than $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days= notice. Currently, the maintenance fee is $18 annually. The Acquiring Fund shareholder accounts established pursuant to the Reorganization with a value of less than $1,500 will therefore be subject to redemption upon 60 days= prior notice or the annual maintenance fee. During such 60-day period, a shareholder will have the option of avoiding such redemption or maintenance fee by increasing the value of the account to $1,500 or more.

Fiscal Year

        The Acquiring Fund will operate on a fiscal year ending October 31.

Comparative Information on Shareholder Rights.

        The following is a summary of certain of the provisions of the Company's Restated Articles of Incorporation and By-laws and the Trust's First Amended and Restated Master Trust Agreement and By-laws. Shareholders should refer directly to the provisions of the Company's Restated Articles of Incorporation and By-laws and the Trust's Master Trust Agreement and By-laws for their full text.

        General. The Fund is a series of the Company, which was organized as a Maryland corporation in April, 1991 under the name MetLife Portfolios, Inc. and is registered with the Commission as an open-end management company. The Company subsequently changed its name to State Street Research Portfolios, Inc. and is currently governed by Restated Articles of Incorporation, dated February, 1995, as amended. The above-referenced Restated Articles of Incorporation may hereinafter be referred to as the "Restated Articles of Incorporation." As a Maryland corporation, the Company's operations are governed by its Restated Articles of Incorporation and applicable Federal and Maryland law.

        The Acquiring Fund is a series of the Trust, a business trust which was established in 1986 under the laws of the Commonwealth of Massachusetts and is registered with the Commission as an open-end management company. The Trust and the Acquiring Fund are governed by a First Amended and Restated Master Trust Agreement dated June 1, 1993, as further amended thereafter. The above-referenced Master Trust Agreement may hereinafter be referred to as the "Master Trust Agreement." As a Massachusetts business trust, the Trust's operations are governed by its Master Trust Agreement and applicable Federal and Massachusetts laws.

        Shares of the Fund and the Acquiring Fund. Interests in the Fund are represented by shares of common stock, $.01 par value per share. The Company's Restated Articles of Incorporation have authorized 2 billion shares of common stock, 100 million shares of which are authorized to be issued as shares of the Fund. As of the date hereof, the Fund is the sole operating series of the Company. Each share of any Company series represents an equal proportionate interest in the assets and liabilities, excluding differences in class expenses, belonging to that series. As such, each share is entitled to dividends and distributions out of the surplus or other lawfully available assets belonging to that series as declared by the Board of Directors.

        Beneficial interests of the Acquiring Fund will be represented by transferable shares, par value $.001 per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series. As of the date hereof, the Trust has four operating series: State Street Research Government Income Fund; State Street Research Strategic Portfolios: Conservative; State Street Research Strategic Portfolios: Moderate; and State Street Research Strategic Portfolios:
Aggressive. Each share of any Trust series represents an equal proportionate interest in the assets and liabilities, excluding differences in class expenses, belonging to that series. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that series as declared by the Board of Trustees.

        Voting Requirements. The Company's Restated Articles of Incorporation may be amended at any time in the manner prescribed by Maryland law. On any matter which affects only the interests of a certain series or class of shares of the Funds and with respect to which a separate series or class vote is required by the 1940 Act or Maryland law, only the holders of shares of that series or class, as the case may be, are entitled to vote.

        Generally, the provisions of the Master Trust Agreement of the Trust may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees (or by an officer of such Trust pursuant to the vote of a majority of such Trustees). Generally, any amendment to the Trust's Master Trust Agreement that adversely affects the rights of shareholders of one or more series may be adopted by a majority of the then Trustees of the Trust when authorized by shareholders holding a majority of the shares entitled to vote.

        Voting Rights. Neither the Company nor the Fund holds an annual meeting of shareholders, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. On each matter submitted to a vote of the shareholders of the Company, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Company's books. On any matter which affects only the interests of a certain series of shares of the Company, such as the Fund, or any class of such series and with respect to which a separate series or class vote is required by the 1940 Act or Maryland law, only the holders of shares of that series or class, as the case may be, are entitled to vote. Directors hold office until a successor is elected and qualified, and vacancies in the Board of Directors may be filed by the Board of Directors.

        The Master Trust Agreement provides that special meetings of shareholders for any purpose requiring action by shareholders under such Master Trust Agreement or the Trust's By-laws shall be called upon the written request of holders of at least 10% of the outstanding shares of the Trust or, as the context may require, a series thereof. The Master Trust Agreement provides in general that shareholders have the power to vote only on certain matters, including, among others, (a) the election or removal of Trustees as provided in the Master Trust Agreement; (b) with respect to certain contracts, such as contracts for investment advisory or management services, to the extent required as provided in the Master Trust Agreement as a whole; (c) with respect to any termination of the Trust as provided in the Master Trust Agreement; (d) an amendment of the Master Trust Agreement as provided in the Master Trust Agreement; and (e) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Master Trust Agreement, the By-laws or any registration of the Trust with the Commission or as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more series (or classes thereof) of the Trust, while others will require a vote of the Trust's shareholders as a whole.

        Under the Master Trust Agreement, the Trustees of the Trust may reorganize, merge or liquidate the Acquiring Fund without shareholder approval. On the other hand, a shareholder vote is generally required for such actions under Maryland law. The Board of Trustees of the Trust believe that, in most circumstances, it is not in the best interests of shareholders to require a meeting of shareholders to reorganize, merge or liquidate the

Acquiring Fund. For example, the Acquiring Fund may have insufficient assets to invest effectively or high expense levels because of operational needs. In such a case, the Trustees may determine that it would be in the best interests of shareholders to merge the Acquiring Fund with another mutual fund that has similar investment objectives or policies, which could have the effect of reducing the per share expenses of each fund or otherwise benefit shareholders. The process of obtaining shareholder approval for such a transaction, however, may make it difficult to complete the transaction and, in general, will substantially increase the costs of the transaction for shareholders. The Trustees of the Trust believe that it would be in the best interests of shareholders to permit consummation of such a transaction without incurring the expenses associated with holding a meeting of shareholders.

        The Trustees of the Trust would exercise the authority in a reasonable manner. Any action by the Trustees of the Trust would be subject to compliance with any laws that may be applicable. While the 1940 Act does not require shareholder approval for these actions, the Acquiring Fund would comply with any other indirect requirements of the 1940 Act that would become applicable. If circumstances warranted, the Trustees of the Trust could determine to elicit viewpoints from shareholders prior to any action or conduct a formal proxy solicitation even though not required. In all cases, shareholders would receive notice prior to completion of any transaction. The Trustees of the Trust do not have any present plans to use this authority.

        Shareholder Liability. Under Maryland law, the Fund's shareholders have no personal liability for the Fund's corporate acts and obligations. The Maryland General Corporation Law does not have any provision pertaining to shareholder responsibility for unpaid corporate liabilities in the event of dissolution.

        Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust. The Master Trust Agreement provides for indemnification, under certain circumstances, out of Trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such, and not because of such shareholder's acts or omissions or for some other reason, for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Trust to be remote since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself would be unable to meet its obligations.

        Shares of the Acquiring Fund issued to the shareholders of the Fund in the Reorganization will be fully paid and nonassessable by the Trust when issued and transferable without restrictions and will have no preemptive or conversion rights.

        Liability of Directors, Trustees and Officers. The By-Laws of the Company provide that the Company will indemnify Directors of the Company against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Company to the extent permitted by Maryland law. The Company only is required under the Bylaws to indemnify in advance expenses to any person other than a Director to the extent specifically approved by resolution adopted by the Board of Directors. Nothing in the Restated Articles of Incorporation or the By-laws of the Company, however, protects or indemnifies a Director or officer against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office, as determined by (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (i) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Company, as defined in the 1940 Act, nor parties to the proceeding, or (ii) an independent legal counsel in a written opinion. The Company may not advance legal expenses for the defense of a proceeding brought by the Company or its shareholders against a Director or officer unless, among other things, he or she furnishes an undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification.

        Under the Master Trust Agreement, Trustees and officers will be indemnified, under certain circumstances, for all liabilities, including the expenses of litigation, against them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties ("disabling conduct"). A determination that a Trustee or officer is entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of a quorum of the Trustees who are neither "interested persons" of the Trust as defined in the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion that such Trustee or officer was not liable by reason of disabling conduct. The Trust may also advance money for these expenses provided that the Trustee or officer undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

        It should be noted that it is the view of the staff of the Commission that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, including Section 17 thereof, the provisions of the 1940 Act preempt such inconsistent provisions.

Appraisal Rights.

        Under Maryland General Corporation Law, shareholders of the Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity. Shareholders of the Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization.

        Neither the Master Trust Agreement of the Trust nor Massachusetts law grants the shareholders of the Acquiring Fund any rights in the nature of dissenters= rights of appraisal with respect to any action upon which such shareholders may be entitled to vote.

        The Directors of the Company, including the Directors who are not interested persons ("interested persons") of the Company within the meaning of the 1940 Act, recommend that the shareholders of the Fund approve Proposal 1. If Proposal 1 is not approved, the Directors of the Company will continue the management of the Fund and may consider other alternatives in the best interest of the shareholders of the Fund.

                                   PROPOSAL 2
                          TO CHANGE THE CLASSIFICATION
                       OF THE POLICY REGARDING INVESTMENTS
                  IN OPTIONS FROM FUNDAMENTAL TO NONFUNDAMENTAL

        The Fund is currently subject to the investment policy set forth below which, among others, the Fund originally designated as a "fundamental" policy, i.e., a policy only changeable by shareholder vote. The Directors of the Company after careful consideration and analysis have concluded that it is not in the best interest of the Fund to continue this designation for this investment policy. A fundamental policy which may only be altered by shareholder vote by its nature inhibits the ability of a fund's management to respond quickly to changing market conditions or revised regulations or policies affecting the industry. The Directors recognize that certain policies should be changeable only by the investors themselves. On the other hand, the Directors believe that other policies do not fit within this category in today's rapidly changing investment environment. The Directors believe that the investment policy regarding options should be characterized as nonfundamental for the reasons set forth herein and recommend that the shareholders approve the elimination of the fundamental characteristics of such policy.

        Under the current fundamental policy, the Fund:

               "may not (1) write call options which are not covered options; [or] (2) writeput options, except covered put options or put options to close out option positions previously entered into . . ."

        The proposal is to change the character of this policy from fundamental to nonfundamental. If the change is approved, the Fund expects to adopt a nonfundamental policy:

               "not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates."

        The Directors have concluded that it is in the best interest of the Fund to change the character of the policy on options from fundamental to nonfundamental. The Directors believe that the change to a nonfundamental policy and the revisions to the policy will provide the Fund with additional flexibility to address market, regulatory or other developments regarding options as they occur in the future. No imminent change in current practices is anticipated. The Fund intends to implement and monitor the operation of the new policy and to change it, as developments warrant. Assuming the proposal is approved, such change could then be accomplished without the delay and expense of soliciting shareholder approval.

        The Directors, including the Directors who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                   PROPOSAL 3
                         TO AMEND THE FUND's FUNDAMENTAL
                         POLICY REGARDING INVESTMENTS IN
                       COMMODITIES AND COMMODITY CONTRACTS

        The fundamental policy regarding commodities and commodity contracts currently reads as follows for the Fund. Under the policy, the Fund may not:

               "invest in commodities or commodity contracts, except that the Fund may purchase stock index, interest rate, and currency futures contracts, may write covered stock index, interest rate and currency futures contracts, may write covered put and call options on such futures contracts, and may enter into closing transactions with respect to options on such futures contracts."

        In order to clarify this policy as well as provide greater flexibility as regards investments in commodities and commodity contracts, the Directors propose that the shareholders adopt the following revised fundamental policy, under which it would be the Fund's policy:

               "not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts."

        The proposed policy would clarify that certain arrangements and newer kinds of mixed instruments which involve futures and other commodities are permissible. With the growth of the investment industry, more complex arrangements are being presented for investment consideration. For example, an issuer may find it advantageous to lock-in current interest rates by agreeing to make delayed delivery of securities months or years from now, and the Fund may find the terms of such arrangements favorable as an investment. The Fund could decide that such an investment is attractive because of its view of future interest rates, the interim earnings to be made on the funds until the future delivery is made, the actual stated interest rate on the bonds, and similar analytical considerations. The proposed policy would make clear that such delayed delivery contracts are permissible investments. Among other clarifications, the proposed policy would also make clear that currencies are not regarded as commodities and that limited investments in physical commodities are allowed, although the Fund has no present intention to make such investments.

        The Directors and SSRM are familiar with the risks inherent in certain of the investments covered by the proposed policy and, if the proposed policy is adopted by the shareholders, they intend to act accordingly in the implementation thereof. No imminent change in current practices is anticipated.

        The Directors, including the Directors who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                   PROPOSAL 4
                     TO AMEND THE FUND's FUNDAMENTAL POLICY
                         RELATING TO SECURITIES LENDING

Under its current fundamental policy, the Fund

               "may not make loans, provided, however, that this restriction shall not prohibit the Fund from (a) entering into repurchase agreements. . ., (b) purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors (whether or not publicly distributed) and (c) making loans of its portfolio securities which do not thereupon cause in excess of 20% of the value of the Fund's total assets to consist of loaned securities. . .")

        The Directors propose that the policy be revised so that it will be the policy of the Fund:

               "not to lend money directly to natural persons; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities or other high quality securities."

        If the proposed revised policy is adopted by the shareholders, the Fund would be able, under current regulatory positions, to lend portfolio securities up to a maximum in value of 33 1/3 % of its total assets (including in total assets the value of the collateral received from the lending of such securities). The Fund's current policy limits such lending to 20% of the Fund's total assets. The revised policy would therefore provide the Fund with additional flexibility to engage in securities lending. While any such loan is outstanding, it will be continuously secured by collateral in the form of cash or cash equivalents (e.g., U.S. Government obligations) equal at all times to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in quality short-term unaffiliated mutual funds, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, among similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time. The transactions are generally structured so that the Fund will retain rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans would be made only to borrowers which are deemed by SSRM to be of good financial standing. The Fund has no intention of making loans of portfolio securities to individuals.

        The Directors, including the Directors who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                   PROPOSAL 5

     TO AMEND THE FUND's FUNDAMENTAL POLICY REGARDING INDUSTRY CONCENTRATION

        The fundamental policy of the fund regarding industry concentration reads as follows:

               The Fund may not make any investment which would thereupon cause more than 25% of the value of the total assets of the Fund to be invested in securities issued by companies principally engaged in any one industry, provided, however, that (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone will each be deemed a separate industry, (b) oil and oil related companies will be divided by type so that, for example, domestic crude oil and gas producers, domestic integrated oil companies, international oil companies and oil service companies will each be deemed a separate industry, and (c) savings and loan associations and finance companies will each be deemed a separate industry. To the extent that 25% of the total assets of the Fund may become invested in the four oil related industries listed above in the aggregate, such fact will be disclosed. For purposes of this limitation, all debt securities issued by foreign governments, their agencies or instrumentalities willbe treated as foreign government debt and all debt securities issued bysupranational organizations will be treated as supranational debt.

        For reasons set forth below, the Fund proposes to amend the policy for the Fund to read as follows: The policy of the Fund would be:

               "not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as based on industry classifications as may be described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time."

        Because the current policy contains specific examples of how a few industries would be defined, it could be misconstrued as inferring that no other kinds of distinctions would be made for other industries. The Fund in fact has always reserved the right to define industries as appropriate over time on the basis of evolutionary changes in businesses. For example, the burgeoning growth of asset-backed securities has resulted in new industry classifications for these securities based on the nature of the underlying assets, such as equipment and automobile financing obligations, automobile leases, and credit card receivables. Finance companies may be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. The change in the policy would make clear that the Fund will define and redefine industries over time as business directions dictate.

        The Directors, including the Directors who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of the Fund, the Fund's present investment policy will remain in effect.

                                   PROPOSAL 6
             (FOR CLASS S SHAREHOLDERS OF THE FUND ONLY) TO INCLUDE
                     CLASS S SHARES UNDER THE FUND's PLAN OF
                       DISTRIBUTION PURSUANT TO RULE 12b-1

        The Board of Directors proposes to include Class S shares of the Fund under the Fund's Plan of Distribution Pursuant to Rule 12b-1 ("Distribution Plan"). However, Class S shareholders will not incur any direct expense under the Distribution Plan.

        The Fund has adopted multiple classes of shares (Classes A, B, C, and S) and a related Distribution Plan applicable, currently, to Classes A, B and C. (Prior to November, 1997, current Class S shares were designated as Class C, and current Class C shares were designated Class D.) Under the Distribution Plan, shareholders of Classes A, B, and C pay a distribution fee of 0.25%, 1.00% and 1.00%, respectively, which is used by SSRIS to pay distribution expenditures, including compensation to brokers and other financial intermediaries who have sold the shares and/or who provide continuing personal services, to shareholders of Class A, B and C shares. Under the Distribution Plan, SSRIS is also authorized to make payments for distribution purposes out of its own profits or funds from any other source. With approval of the inclusion of Class S shares under the Distribution Plan, Class S shareholders would not pay any direct fees; however, SSRIS will be authorized to use its own assets for the distribution of Class S shares as described below.

Description of the Distribution Plan

        Rule 12b-1 under the 1940 Act provides that an investment company may not finance, directly or indirectly, any activity which is primarily intended to result in the sale of shares issued by such company, unless it has adopted a distribution plan pursuant to such Rule. The Distribution Plan authorizes the Distributor to make payments out of its general profits, revenues and other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be construed in the future to constitute the indirect use of Fund assets to finance the sale of Fund shares and deemed to be within the scope of Rule 12b-1 under the Act. The Distribution Plan does not authorize any direct fees to be charged against Class

S shares and may not be amended to provide for such charge without approval by a 1940 Act Majority Vote of the Class S shares of the Fund.

        The Distribution Plan may be terminated at any time with respect to Class S shares either by vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the Distribution Plan's operation or in any related agreements ("Qualified Directors") or by a 1940 Act Majority Vote of the Class S shares of the Fund. It may remain in effect with respect to Class S shares of the Fund even if it has been terminated with respect to the other classes of shares of the Fund.

        Continuance, amendment or termination of the Distribution Plan is also subject to the approval of the Qualified Directors. The Distribution Plan with respect to the Fund was last approved by the Board of Directors of the Company as a whole including the Qualified Directors in November, 1997. A copy of the Distribution Plan is set forth as Exhibit B to this Proxy Statement.

        If approved at the Meeting, the Distribution Plan and any related agreements will apply with respect to the Class S shareholders of the Fund and will continue to be in effect from year to year for so long as such continuance is specifically approved at least annually by votes of a majority of the full Board of Directors and of the Qualified Directors, cast in person at a meeting called for that purpose. If Proposal 1 is adopted, the Plan of Reorganization authorizes the Company as the sole shareholder of the Acquiring Fund to approve a Plan of Distribution Pursuant to Rule 12b-1 that is substantially identical to the Distribution Plan.

        During the fiscal year ended October 31, 1997, Classes A, B, and C of the Fund paid in the aggregate $_________ in distribution fees, all to SSRIS.

Consideration by Directors

        The Directors do not believe that payments by the Fund under any existing agreement constitute the direct or indirect financing of any activity primarily intended to result in the sale of the Fund's Class C shares; however, because of uncertainty concerning the interpretation and application of Rule 12b-1, the Directors have determined that the Distribution Plan should authorize such payments as a protective measure in the event any such payment is construed to constitute such financing through the indirect use of Class S assets. The Board of Directors of the Company, as a whole and the Qualified Directors, have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties under Maryland law and under the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

        The Directors, including the Qualified Directors, recommend a vote FOR approval of the Distribution Plan.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

        There will be no annual or further special meetings of shareholders of the Company unless required by applicable law or called by the Directors in their discretion. In accordance with the Restated Articles of Incorporation, any Director may be removed by a vote of shareholders holding a majority of the shares of the Trust entitled to be cast for the election of Directors. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Company, inform the Directors that they wish to communicate with other shareholders, the Directors will either give such shareholders access to the shareholder list or inform them of the cost involved if the Company forwards material to shareholders on their behalf. If the Directors object to mailing such materials, they must inform the Commission and thereafter comply with the requirements of the 1940 Act.

        Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY.

___________, 1998

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 AND LIQUIDATION


        AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of ______________ ,1998 by and between State Street Research Portfolios, Inc., a Maryland corporation (the "Company"), on behalf of the State Street Research International Equity Fund, a series of the Company (the "Acquired Fund"), and State Street Research Financial Trust, a Massachusetts business trust (the "Trust"), on behalf of State Street Research International Equity Fund, a series of the Trust (the "Acquiring Fund").

                              W I T N E S S E T H:

        WHEREAS, each of the Company and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, Class B, Class C and Class S shares of beneficial interest, $.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund and the distribution, after the Closing hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization").

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

        1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (the "Closing") the Company on behalf of the Acquired Fund shall transfer all of the assets of the Acquired Fund, and assign all Assumed Liabilities (as hereinafter defined) to the Acquiring Fund, and the Trust on behalf of the Acquiring Fund shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Company on behalf of the Acquired Fund of Acquiring Fund Shares (both full and fractional) of each class (the "New Shares") having a net asset value equal to the value of the net assets of the corresponding class of shares of the Acquired Fund transferred. The aggregate number of New Shares of each class delivered to the Company shall equal the number of shares of the corresponding class of the Acquired Fund outstanding as of the close of business on the Valuation Date. "Assumed Liabilities" shall mean those liabilities, including all expenses, costs, charges and reserves, reflected in an unaudited statement of assets and liabilities of the Acquired Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of each class of the New Shares and the value of the net assets of each class of shares of the Acquired Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of the Acquired Fund. All Assumed Liabilities of the Acquired Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

        2. Shareholder Actions. Immediately upon delivery to the Acquired Fund of the New Shares, the Acquired Fund, as the then sole shareholder of the Acquiring Fund, shall (i) approve an Investment Management Agreement between the Trust, on behalf of the Acquiring Fund and State Street Research & Management Company (the "Investment Manager"), (ii) approve a Sub-Investment Management Agreement by and among the Trust, on behalf of the Acquiring Fund, the Investment Manager, and GFM International Investors, Inc., with respect to the Acquiring Fund, (iii) approve a Plan of Distribution Pursuant to Rule 12b-1 with respect to the Class A, Class B and Class C shares of the Acquiring Fund (and the Class S shares if Class S shareholders vote at the Special

Meeting (as hereinafter defined) to approve such plan, and (iv) ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund.

         3. Distribution of New Shares; Liquidation of the Acquired Fund. At or as soon as practicable after the Closing, the Acquired Fund will be liquidated and the New Shares that have been delivered to the Company on behalf of the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the close of business on the Valuation Date, each shareholder to receive a number of New Shares of each class equal to the number of shares of the corresponding class of the Acquired Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the respective number of New Shares due such shareholder. The shareholders of record of the Acquired Fund as of the close of business on the Valuation Date shall be certified by the Company's transfer agent. As soon as practicable after the Closing, the Company shall take all steps necessary to effect a complete liquidation of the Acquired Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Company and its deregistration under the Investment Company Act of 1940, as amended and shall take all other steps necessary to effect such dissolution and deregistration. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Acquired Fund will be deemed for all purposes to evidence ownership of the number of Acquiring Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class S of the Acquired Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to State Street Bank and Trust Company as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Acquiring Fund Shares issuable with respect thereto. All Class B and Class C shares of the Acquiring Fund are held of record in book entry form and no certificates for such shares will be issued.

         4. Representations and Warranties.

                  (a) The Company, on behalf of the Acquired Fund, hereby represents and warrants to the Acquiring Fund as follows:

                           (i) the Company is duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct its business as presently conducted;

                           (ii) the Company has full power and authority to execute, deliver and carry out theterms of this Agreement on behalf of the Acquired Fund;

                           (iii) the execution and delivery of this Agreement on behalf of the Acquired Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Company or the shareholders of the Acquired Fund (other than as contemplated in Section 5(i)) are necessary to authorize this Agreement and the transactions contemplated hereby;

                           (iv) this Agreement has been duly executed by the Company on behalf of the Acquired Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                           (v) neither the execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, nor the consummation by the Company on behalf of the Acquired Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Restated Articles of Incorporation or By-Laws of the Company, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Company is a party or by which the Company or any of its assets is subject or bound; and

                           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the

         Company on behalf of the Acquired Fund or the consummation of any transactions contemplated hereby by the Company, other than as shall be obtained at or prior to the Closing.

                  (b) The Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Acquired Fund as follows:

                           (i) The Trust is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

                           (ii) The Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;

                           (iii) the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

                           (iv) this Agreement has been duly executed by the Trust on behalf of the Acquiring Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                           (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, nor the consummation by the Trust on behalf of the Acquiring Fund of the transaction contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the First Amended and Restated Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

                           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

        5. Conditions Precedent. The obligations of the Company on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

                  (a) A post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary and appropriate to effect such registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

                  (b) The New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

                  (c) All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Company acting on behalf of the Acquired Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Acquiring Fund;

                  (d) All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Company on behalf of the Acquired Fund shall have received a certificate of an officer of the Trust acting on behalf of the Acquiring Fund to that effect in form and substance reasonably satisfactory to the Company on behalf of the Acquired Fund;

                  (e) The Company on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund shall have received an opinion from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

                  (f) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding Class A, Class B, Class C and Class S shares of common stock of the Acquired Fund, all classes voting together, entitled to vote at a special meeting of shareholders of the Acquired Fund duly called for such purpose (the "Special Meeting").

         6. Closing. The Closing shall be held at the offices of the Trust and shall occur (a) immediately prior to the opening of business on the first Monday following the satisfaction or waiver of all conditions to the Reorganization or
(b) at such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided in this Agreement.

         7. Expenses. The expenses incurred in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated, will be borne by the Acquired Fund.

         8. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust or by resolution of the Board of Directors of the Company, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board of Trustees or the Board of Directors, in the sole discretion of either, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers.

         9. Amendments. This Agreement may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company acting on behalf of the Acquired Fund and by the authorized officers of the Trust acting on behalf of the Acquiring Fund; provided, however, that following the Special Meeting, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

        10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts, except as to matters of conflicts of laws.

        11. Further Assurances. Each of the Company and the Trust shall take such further action, prior to, at, and after the Closing, as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

        12. Limitations of Liability. The term "Trust" means and refers to the trustees from time to time serving under the Master Trust Agreement of the Trust, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Acquiring Fund series of the Trust as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement. The Master Trust Agreement of the Trust provides, and it is expressly agreed, that each Sub-Trust of the Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges or reserves belonging to that Sub-Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                                STATE STREET RESEARCH
                                FINANCIAL TRUST, on behalf
                                of State Street Research
                                International Equity Fund



                                By: ____________________________________________
                                    Ralph F. Verni
                                    Chairman of the Board, President and
                                    Chief Executive Officer


                                STATE STREET RESEARCH
                                PORTFOLIOS, INC., on behalf
                                of State Street Research
                                International Equity Fund



                                By: ____________________________________________
                                    Peter C. Bennett
                                    Vice President

                                    EXHIBIT B

                     STATE STREET RESEARCH PORTFOLIOS, INC.
                       FIRST AMENDED AND RESTATED PLAN OF
                       DISTRIBUTION PURSUANT TO RULE 12b-1


        WHEREAS, State Street Research Portfolios, Inc. (the "Corporation"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Corporation is authorized to issue shares of beneficial interest (the "Shares") in separate series, with the Shares of each such series representing the interests in a separate portfolio of securities and other assets; and (ii) to divide the Shares within each such series into two or more classes; and

         WHEREAS, the Corporation currently consist of one portfolio series, the State Street International Equity Fund, (being referred to herein as the "Initial Fund" B such series, together with any other series subsequently established by the Corporation and made subject to this Plan, being referred to herein individually as a "Fund" and collectively as the "Funds"); and

         WHEREAS, the Company has established four classes of Shares, such classes being referred to as "Class A", "Class B", "Class C" and "Class S"; and

         WHEREAS, the Corporation may be deemed a distributor of the Shares within the meaning of Rule 12b-1 under the Act, and has adopted a Plan of Distribution dated November 18, 1993 (the "Original Plan") and a related Distribution Agreement with State Street Research Investment Services, Inc., the Corporation's principal underwriter (the "Distributor") pursuant to such Rule (respectively, the "Plan" and the "Agreement"); and

         WHEREAS, the Corporation desires to adopt a First Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (the "Plan") to reflect (i) changes in the designation of the classes of the Fund, (ii) the inclusion of the Class S shares in the Plan and (iii) certain other changes to the Plan; and

         WHEREAS, the Board of Directors as a whole, and the Directors who are not interested persons of the Funds of the Corporation (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or the Agreement and any agreements relating to it (the "Qualified Directors"), having determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under
Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan and the Agreement will benefit the Initial Fund and its shareholders, have accordingly approved this Plan and the Agreement by votes cast in person at a meeting called for the purpose of voting on this Plan and the Agreement and any agreements related thereto.

         NOW, THEREFORE, the Corporation hereby adopts this Plan in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

SECTION 1.    DISTRIBUTION ACTIVITIES

         Subject to the supervision of the Board of Directors, the Corporation may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Shares, including, but not limited to, the following: (1) payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of Shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers and others (including affiliates of the Distributor) engaged in the distribution and marketing of Shares or furnishing assistance to investors on an ongoing basis, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of Shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature, the preparation, printing and distribution of Prospectuses of the Funds of the Corporation and reports for recipients other than existing shareholders of the

Corporation, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts, including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Plan shall be deemed to authorize the Distributor and State Street Research Management Company (the "Adviser") to make payments out of general profits, revenues and other sources to underwriters, securities dealers and others in connection with sales as described in the Prospectus of the Corporation as from time to time amended and in effect (for purposes hereof, references to the Prospectus of the Corporation shall be deemed to include all Prospectuses of the Corporation), to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the Act.

         The Corporation and its Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Shares, either directly or through other persons with which the Corporation has entered into agreements pursuant to the Plan.

SECTION 2.    MAXIMUM EXPENDITURES

         The expenditures to be made by the Initial Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Initial Fund, but in no event may such expenditures exceed the following: (i) with respect to Class A Shares of the Initial Fund, an annual rate of .25% of the average daily value of net assets represented by such Class A shares, (ii) with respect to Class B Shares and Class C Shares of each Initial Fund, an annual rate of .75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of .25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal service and/or the maintenance of shareholder accounts, and (iii) with respect to any Fund subsequently established by the Corporation and made subject to this Agreement, the annual rate as agreed upon and specified in an addendum hereto; plus such amounts as the Distributor and Adviser may expend from general revenues, profits and other sources from time to time in accordance with the last sentence of Section 1 and the second paragraph of Section 3. The expenditures to be made pursuant to this Plan shall commence with respect to each class of Shares of a Fund as of the date on which this Plan becomes effective with respect to each such class.

SECTION 3.    PAYMENTS

         Pursuant to this Plan, the Corporation shall make periodic payments to the Distributor at the annual rate provided for in Section 2 with respect to each Fund, or class of Shares thereof. The Distributor shall in turn remit to and allocate among selected dealers (including those that are affiliates of the Distributor) who have entered into selected dealer agreements with the Distributor, in consideration of and as reimbursement for expenses incurred in the provision of distribution and marketing services and furnishing assistance to investors on an ongoing basis, such amounts as are required pursuant to such selected dealer agreements and as indicated in the Prospectus of the Corporation. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the distribution and marketing of Shares of each class and the servicing of investor accounts as contemplated by Section 1(2) hereof. The distribution and servicing expenses of a particular class will be borne solely by that class and no Fund will use fees charged to one class within a Fund to support the marketing or servicing relating to any other class of Shares within the Fund or any other Fund. Any amounts received by the Distributor hereunder and not applied as provided herein shall be returned to the applicable class or Fund of the Corporation.

         The Distributor and the Adviser may also make payments to authorized securities dealers as specified in the Prospectus of the Corporation as from time to time amended and in effect, from its general profits, revenues and other sources. Amounts received by the Distributor from any Fund in respect of any class of Shares shall not be used to pay any commission expenses related to the sale of any other class of Shares of such Fund.

         Notwithstanding anything to the contrary herein, the aggregate of all payments to the Distributor to finance sales or promotion expenses with respect to the Class B or the Class C shares pursuant to this Section 3 together with any contingent deferred sales charges received by the Distributor in connection with the redemption of shares of the respective class shall not exceed the amount expended by the Distributor to finance sales or promotion expenses of such class.

SECTION 4.    TERM AND TERMINATION

        A. Initial Fund. This Plan shall become effective with respect to each class of the Initial Fund as of the date hereof and shall continue in effect with respect to each Initial Fund (subject to Section 4(c) hereof) until one year from the date of such effectiveness, unless the continuation of this Plan shall have been approved with respect to the Initial Funds in accordance with the provisions of Section 4(c) hereof.

        B. Additional Funds. This Plan shall become effective with respect to each additional Fund or class thereof other than the Initial Funds established by the Corporation after the date hereof and made subject to this Plan upon commencement of the initial public offering thereof (provided that the Plan has previously been approved for continuation by votes of a majority of both (i) the Board of Directors of the Corporation and (ii) the Qualified Directors, cast in person at a meeting held before the initial public offering of such additional Fund or classes thereof and called for the purpose of voting on such approval), and shall continue in effect with respect to each such additional Fund or Class (subject to Section 4(c) hereof) for one year thereafter, unless the continuation of this Plan shall have been approved with respect to such additional Fund or Class in accordance with the provisions of Section 4(c) hereof. The Distributor and the Corporation on behalf of each such additional Fund or Class shall each sign an addendum hereto agreeing to be bound hereby and setting forth such specific and different terms as the parties may agree upon, including, without implied limitation, the amount and purpose of payments to be made hereunder.

        C. Continuation. This Plan and the Agreement shall continue in effect with respect to each Fund or Class thereof subsequent to the initial term specified in Section 4(a) and (b) for so long as such continuation is specifically approved at least annually by votes of a majority of both (i) the Board of Directors of the Corporation and (ii) the Qualified Directors, cast in person at a meeting called for the purpose of voting on this Plan, subject to any shareholder approval requirements existing under applicable law.

        D. Termination.

                  1. This Plan may be terminated at any time with respect to the Corporation or any Fund or Class thereof, as the case may be, by vote of a majority of the Qualified Directors, or by vote of a majority of the outstanding voting securities of the Corporation or that Fund or Class, as the case may be. The Plan may remain in effect with respect to a Fund or Class thereof even if it has been terminated in accordance with this Section 4(d) with respect to such Fund or one or more other Funds of the Corporation.

                  2. The Agreement may be terminated at any time, without penalty, with respect to the Corporation or any Fund, as the case may be, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the Corporation or that Fund, as the case may be, on sixty days= written notice to the Distributor. In addition, the Agreement provides for automatic termination in the event of its assignment.

SECTION 5.    AMENDMENTS

         This Plan may not be amended to increase materially the amount of distribution expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of each Fund or Class thereof with respect to which a material increase in the amount of distribution expenditures is proposed, and no material amendment to the Plan shall be made unless approved in the manner provided for annual renewal in
Section 4(c) hereof. Otherwise, this Plan may be amended with respect to the Corporation or a Fund or Class thereof by vote of a majority of the Qualified Directors or the outstanding voting securities of the Corporation or that Fund, as the case may be.

SECTION 6.    INDEPENDENT DIRECTORS

         While this Plan is in effect with respect to any Fund, the selection and nomination of Directors who are not interested persons (as defined in the Act) of the Corporation shall be committed to the discretion of the Directors not interested persons.

SECTION 7.    QUARTERLY REPORTS

         The Treasurer of the Corporation and the Treasurer of the Distributor shall provide to the Directors of the Corporation, and the Directors shall review, at least quarterly, a written report of the amounts expended for distribution pursuant to this Plan and the purposes for which such expenditures were made.

SECTION 8.    RECORDKEEPING

         The Corporation shall preserve copies of this Plan, the Agreement and any related agreements and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan and the Agreement, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

         IN WITNESS WHEREOF, the Corporation and the Distributor have executed this Plan of Distribution on the day and year set forth below.


                                    STATE STREET RESEARCH PORTFOLIOS, INC.


                                    By:______________________________________




                                    STATE STREET RESEARCH INVESTMENT SERVICES,
                                    INC.

                                    By:______________________________________

Date: ________________ __, 1998

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND


                                   a series of

                     State Street Research Portfolios, Inc.

                                      PROXY

             Special Meeting of Shareholders - _______________, 1998


         The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc. (the "Fund"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of State Street Research Portfolios, Inc., a Maryland corporation (the "Company"), One Financial Center, 31st Floor, Boston, Massachusetts 02111, at [___] on __________, 1998, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

         If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors recommends a vote FOR all proposals.

         The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated ________, 1998. PLEASE INDICATE ANY CHANGE OF ADDRESS ON THE REVERSE SIDE. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                SEE REVERSE SIDE
-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Fund (subject to certain of its liabilities) to State Street Research International Equity Fund, a series of State Street Research Financial Trust (the "Acquiring Fund") in exchange for Class A, Class B, Class C and Class S shares of the Acquiring Fund, the distribution of such shares to shareholders of the Fund and the subsequent liquidation of the Fund.

              [ ] For           [ ] Against           [ ] Abstain

 2. To change the classification of the policy regarding investments in options from fundamental to nonfundamental.

              [ ] For           [ ] Against           [ ] Abstain

3. To amend the Fund's fundamental policy regarding investing in commodities and commodity contracts.

              [ ] For           [ ] Against           [ ] Abstain

4.       To amend the Fund's fundamental policy relating to securities lending.

              [ ] For           [ ] Against           [ ] Abstain

5. To amend the Fund's fundamental policy regarding industry concentration.

              [ ] For           [ ] Against           [ ] Abstain

6. (For Class S shareholders only). To include Class S shares under the Fund's Plan of Distribution Pursuant to Rule 12b-1.

              [ ] For           [ ] Against           [ ] Abstain

         MARK HERE FOR ADDRESS                 MARK HERE IF YOU PLAN TO
         CHANGE AND NOTE AT LEFT    [ ]        ATTEND MEETING            [ ]

         IT IS IMPORTANT THAT THIS PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.

         NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.



         Signature:______________________         Date:________________________


         Signature:______________________         Date:________________________

                              REQUEST TO RECONSIDER

                       PRIOR [ABSTENTION] ["AGAINST" VOTE]


                                     (date)


To Shareholders of the
State Street International Equity Fund

         Recently we solicited your proxy vote on a number of important proposals. Because you returned a proxy form which indicated that you [abstained from voting on] [voted "against"] one or more proposals that are still open, we are contacting you again to ask that you reconsider your [abstention] [vote Aagainst] and vote in favor of the proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

         The open proposals are proposal(s) [proposal number(s)]. [If the open proposal is 1. approval of proposal 1 will simply change the Fund's form of organization to that of a newly organized series of State Street Research Financial Trust, which is expected to result in greater administrative efficiency.] [If the open proposal(s) is 2-6: Approval of the proposal(s) would give the Fund more flexibility in making investments.] The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

         Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

         You may receive a telephone call urging you to return your Supplemental Proxy form or vote by telephone. If you have any questions, please contact State Street Research Shareholder Services toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Eastern Standard Time.

         Thank you.

                                                     State Street Research
                                                     Shareholder Services



---------------------

Note: In some cases, persons with the same tax identification number and mailing address may have received proxy solicitation materials for different accounts in one package.

                     State Street Research International Equity Fund
                                   a series of
                    State Street Research Portfolios, Inc.
                               SUPPLEMENTAL PROXY
                         Special Meeting of Shareholders


  The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated
  ______________________________.

  If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. The Board of Trustees recommends a vote FOR all proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

________________________________________________________________________________

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

________________________________________________________________________________

                                         FOR          AGAINST         ABSTAIN

[recite proposal(s) from original       -----          -----           -----
proxy card]                            (     )        (     )         (     )
                                        -----          -----           -----


                                        -----          -----           -----
                                       (     )        (     )         (     )
                                        -----          -----           -----


                                        -----          -----           -----
                                       (     )        (     )         (     )
                                        -----          -----           -----




                                       IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                       AND RETURNED IN THE ENCLOSED ENVELOPE.

                                       DATE: ____________________, 1998.

                                       NOTE: Please date and sign exactly as
                                       name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                                       ________________________________________

                                       ________________________________________

                                       Signature(s) if held jointly
                                       (Title(s), if required)